Supplement dated December 1, 2020
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2020
Issued by Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

This supplement to the prospectuses identified above (the “Prospectuses”) describes a change to the Guaranteed Return Plus Rider, a benefit that was available for purchase to contract owners from June 26, 2006 to November 24, 2008. Please retain this supplement for future reference.

Effective immediately, we have discontinued offering the Guaranteed Return Plus Investment Options to new investments, and therefore, contract owners that purchased the Guaranteed Return Plus Rider may no longer make additional contributions into the Guaranteed Return Plus Investment Options.

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For more information, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.

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